UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
ISC8, Inc.		
	Case Number:	8:14-bk-15750-SC
	Operating Report Number:	1
Debtor(s).	For the Month Ending:	**9/24/2014 - 9/30/2014**

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00
3. BEGINNING BALANCE:			0.00
4. RECEIPTS DURING CURRENT PERIOD:			
Accounts Receivable - Post-filing		0.00	
Accounts Receivable - Pre-filing		0.00	
General Sales		0.00	
Transfer from Closed Account (USB 40060)		31,017.83	
DIP Funding		200,000.00	
**Other (Specify)	COBRA Reimbursement	4,122.19	
TOTAL RECEIPTS THIS PERIOD:			235,140.02
5. BALANCE:			235,140.02
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		39,065.06	
Disbursements (from page 2)		0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***			39,065.06
7. ENDING BALANCE:			196,074.96

8. General Account Number(s): [redacted]5565

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/29/2014	TRNSFR	Flex - US Bank19224	Transfer to employee flexible spending a	879.12		879.12
9/29/2014	TRNSFR	Tax - US Bank 65540	Transfer to tax account	10,859.89		10,859.89
9/29/2014	TRNSFR	Payroll - US Bank 65532	Transfer to payroll account	27,326.05		27,326.05
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	39,065.06	0.00	$39,065.06

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2014	Balance on Statement:	$196,074.96

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $196,074.96

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	0.00
3. BEGINNING BALANCE:	0.00
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from DIP General Account) *(1)*	29,326.05
5. BALANCE:	29,326.05
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00
7. ENDING BALANCE:	29,326.05

8. PAYROLL Account Number(s): [redacted]5532

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

(1) Receipts totaling $29,326.05 include two transfers from closed accounts: I.E. USB-40060 ($986.46) and I.F. USB-40078 ($1,013.54) totaling $2,000 to open account. Plus, a later transfer from DIP account I.A. USB-65565 in the amount of $27,27326.05 to fund payroll.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
None				
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $29,326.05

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $29,326.05

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00
3. BEGINNING BALANCE:	0.00
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from DIP General Account)	11,859.89
5. BALANCE:	11,859.89
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00
7. ENDING BALANCE:	11,859.89

8. TAX Account Number(s): [redacted]5540

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

(1) Receipts totaling $11,859.89 include one transfer from closed accounts: I.E. USB-40060 totaling $1,000 to open account. Plus, a later transfer from DIP account I.A. USB-65565 in the amount of $10,859.89 to fund payroll tax liabilities.

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
None				
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $11,859.89

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $11,859.89

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
D. (FLEXIBLE SPENDING ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR FLEX ACCOUNT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FLEX ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		0.00
4. RECEIPTS DURING CURRENT PERIOD:		
Transferred from FLEX - HSBC 32675	12,316.95	
Transferred from DIP General - USB 65565	879.12	
5. BALANCE:		13,196.07
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		13,196.07

8. FLEX Account Number(s): [redacted]9224

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM FLEX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
None				

TOTAL DISBURSEMENTS THIS PERIOD: 0.00

FLEX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $13,196.07

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $13,196.07

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
E. (PAYABLE ACCOUNT - CLOSED)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		33,004.29
4. RECEIPTS DURING CURRENT PERIOD:		
Accounts Receivable - Post-filing	0.00	
Accounts Receivable - Pre-filing	0.00	
General Sales	0.00	
Transfer from Closed Accounts	0.00	
DIP Funding	0.00	
**Other (Specify)	0.00	
TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		33,004.29
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	33,004.29	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		33,004.29
7. ENDING BALANCE:		0.00

8. General Account Number(s): [redacted]0060

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM PAYABLE ACCOUNT - CLOSED FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/25/2014	TRNSFR	General - US Bank 65565	Account Closed	31,071.83		31,071.83
9/25/2014	TRNSFR	Payroll - US Bank 65540	Account Closed	1,000.00		1,000.00
9/25/2014	TRNSFR	Payroll - US Bank 65532	Account Closed	932.46		932.46
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	33,004.29	0.00	$33,004.29

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

PAYABLE ACCOUNT - CLOSED
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
F. (PAYROLL ACCOUNT - CLOSED)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		1,013.54
4. RECEIPTS DURING CURRENT PERIOD:		
Accounts Receivable - Post-filing	0.00	
Accounts Receivable - Pre-filing	0.00	
General Sales	0.00	
Transfer from Closed Accounts	0.00	
DIP Funding	0.00	
**Other (Specify)	0.00	
TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		1,013.54
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	1,013.54	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		1,013.54
7. ENDING BALANCE:		0.00

8. General Account Number(s): [redacted]0078

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT - CLOSED FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/25/2014	TRNSFR	General - US Bank 65532	Account Closed	1,013.54		1,013.54
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	1,013.54	0.00	$1,013.54

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

PAYROLL ACCOUNT - CLOSED
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
G. (HSBC OPERATING ACCOUNT - CLOSED)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		21,696.24
4. RECEIPTS DURING CURRENT PERIOD:		
Accounts Receivable - Post-filing	0.00	
Accounts Receivable - Pre-filing	0.00	
General Sales	0.00	
Transfer from Closed Accounts (HSBC - Payroll)	2,118.38	
DIP Funding	0.00	
**Other (Specify)	0.00	
TOTAL RECEIPTS THIS PERIOD:		2,118.38
5. BALANCE:		23,814.62
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	23,814.62	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		23,814.62
7. ENDING BALANCE:		0.00

8. General Account Number(s): [redacted]1324

Depository Name & Location: HSBC
15315 CULVER DR STE 187, Newport Beach, CA 92604

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM HSBC OPERATING ACCOUNT - CLOSED FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/24/2014	TRNSFR	Payable - US Bank 40060	Account Closed	23,814.62		23,814.62
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	23,814.62	0.00	$23,814.62

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

HSBC OPERATING ACCOUNT - CLOSED
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
H. (HSBC FLEX ACCOUNT - CLOSED)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		12,391.95
4. RECEIPTS DURING CURRENT PERIOD:		
Accounts Receivable - Post-filing	0.00	
Accounts Receivable - Pre-filing	0.00	
General Sales	0.00	
Transfer from Closed Accounts	0.00	
DIP Funding	0.00	
**Other (Specify)	0.00	
TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		12,391.95
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	12,316.95	
Disbursements (from page 2)	75.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		12,391.95
7. ENDING BALANCE:		0.00

8. General Account Number(s): [redacted]1464

Depository Name & Location: HSBC
15315 CULVER DR STE 187, Newport Beach, CA 92604

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM HSBC FLEX ACCOUNT - CLOSED FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/24/2014	TRNSFR	Flex - US Bank 19224	Account Closed	12,316.95		12,316.95
9/24/2014	TRNSFR	Take Care by WAG	Auto Withdraw - EE Cash Disbursement from Flex Acct		50.00	50.00
9/25/2014	TRNSFR	Take Care by WAG	Auto Withdraw - EE Cash Disbursement from Flex Acct		25.00	25.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	12,316.95	75.00	$12,391.95

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

HSBC FLEX ACCOUNT - CLOSED
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
I. (HSBC PAYROLL ACCOUNT - CLOSED)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		2,118.38
4. RECEIPTS DURING CURRENT PERIOD:		
Accounts Receivable - Post-filing	0.00	
Accounts Receivable - Pre-filing	0.00	
General Sales	0.00	
Transfer from Closed Accounts	0.00	
DIP Funding	0.00	
**Other (Specify)	0.00	
TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		2,118.38
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	2,118.38	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		2,118.38
7. ENDING BALANCE:		0.00

8. General Account Number(s): [redacted]1545

Depository Name & Location: HSBC
15315 CULVER DR STE 187, Newport Beach, CA 92604

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM HSBC PAYROLL ACCOUNT - CLOSED FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/24/2014	TRNSFR	Operating - HSBC 51324	Account Closed	2,118.38		2,118.38
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	2,118.38	0.00	$2,118.38

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

HSBC PAYROLL ACCOUNT - CLOSED
BANK RECONCILIATION

Bank statement Date:	9/30/2014	Balance on Statement:	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT: 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
J. (SAVINGS ACCOUNT - CLOSED - 10/1/14)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS — 0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS — 0.00

3. BEGINNING BALANCE: — 9.17

4. RECEIPTS DURING CURRENT PERIOD:

Accounts Receivable - Post-filing		0.00
Accounts Receivable - Pre-filing		0.00
General Sales		0.00
Transfer from Closed Accounts		0.00
DIP Funding		0.00
**Other (Specify)		0.00

TOTAL RECEIPTS THIS PERIOD: — 0.00

5. BALANCE: — 9.17

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)	0.00
Disbursements (from page 2)	0.00

TOTAL DISBURSEMENTS THIS PERIOD:*** — 0.00

7. ENDING BALANCE: — 9.17

8. General Account Number(s): [redacted]7291

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM US BANK SAVINGS ACCOUNT - CLOSED FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
None						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

US BANK SAVINGS ACCOUNT - CLOSED
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $9.17

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $9.17

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	DIP General Account:	196,074.96
	DIP Payroll Account:	29,326.05
	DIP Tax Account:	11,859.89
*Other Accounts:	Flexible Spending Account:	13,196.07
	USBank-Payable Account - Closed:	0.00
	USBank-Payrole Account - Closed:	0.00
	HSBC-Operating Account - Closed:	0.00
	HSBC-Flex Account-Closed:	0.00
	HSBC-Payroll Account-Closed:	0.00
	USBank-Savings Account - Closed:	9.17
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 250,466.14

Petty Cash Transactions:

Date	Purpose	Amount
None		

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

ISC8, Inc.

Post-Petition Bank Account Transfers

For Period 9/24/2014 - 9/30/2014

	Post-Petition Transfers Between Pre-Petition Accounts				
	HSBC	HSBC	US Bank	US Bank	US Bank
	Flex	*General (1)*	*Payable*	*Payroll*	*Savings (2)*
HSBC - General		**21,696.24**	23,814.62		
HSBC - Payroll		2118.38	-		
HSBC - Flex	**12,316.95**				
USB - Payable			**9,189.67**		
USB - Payroll				**1,013.54**	
USB - Savings					**9.17**
Ending Balance	$ 12,316.95	$ 23,814.62	$ 33,004.29	$ 1,013.54	$ 9.17

	Post-Petition Transfers to Open DIP Accounts					
	Pre-Petition	US Bank - DIP Accounts				
	Transfer Amount	*Operating*	*Payroll*	*Taxes*	*Flex*	*Total*
HSBC - General	-					-
HSBC - Payroll	-					-
HSBC-Flex	12,316.95				12,316.95	12,316.95
USB - Payable	33,004.29	31,017.83	986.46	1,000.00		33,004.29
USB - Payroll	1,013.54		1,013.54			1,013.54
USB - Savings	-	-	-	-	-	-
Transfer Totals	$ 46,334.78	$ 31,017.83	$ 2,000.00	$ 1,000.00	$ 12,316.95	$ 46,334.78

BOLD = Indicates beginning balance

(1) HSBC-General account ending balance $23,814.62 was transferred to USB-Payable and was included in USB-Payable transfer $33,004.29 to DIP Accounts.

(2) Transfer fom USB-Savings ($9.17) to USB-Payable took place after period indicated above. Will reflect in October 2014 reporting.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
			0	0.00
Coppertree Partners LP	Mo	2,945.80	0	0.00
Dell Financial Services	Mo	2,131.74	0	0.00
GE Capital	Mo	695.68	0	0.00
Global IP Networks	Mo	750.00	1	750.00
Premiere Global Services (Global Meet)	Mo	823.60	0	0.00
Regus USA	Mo	3,994.54	0	0.00
Zvelo	Qtr	6,000.00	0	0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
			TOTAL DUE:	750.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax: 0.00

Total Wages Paid: 0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	
State Withholding	0.00	0.00	
FICA- Employer's Share	0.00	0.00	
FICA- Employee's Share	0.00	0.00	
Federal Unemployment	0.00	0.00	
Sales and Use	0.00	0.00	
Real Property	0.00	0.00	
Other:			
TOTAL:	0.00	0.00	

(1) All payroll taxes paid to Paychex in conjunction with Payroll Processing

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	38,324.31		
31 - 60 days			
61 - 90 days			
91 - 120 days			
Over 120 days			
TOTAL:	38,324.31	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	CNA Insurance	$2.0M	10/1/2014	10/1/2014
Worker's Compensation	CNA Insurance	$1.0M	10/1/2014	10/1/2014
Casualty	CNA Insurance	$1.0M	10/1/2014	10/1/2014
Vehicle	CNA Insurance	$1.0M	10/1/2014	10/1/2014
Others: D&O Insurance	National Union Fire Insurance	$5.0M	5/1/2015	5/1/2015
D&O Insurance	Colony Insurance Company	$5.0M	5/1/2015	5/1/2015

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2014	75.00	325.00	21-Oct-2014	325.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		325.00		325.00	0.00

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
No Insider Payments were made during the period 9/24/2014 - 9/30/2014			

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
No Insider Payments were made during the period 9/24/2014 - 9/30/2014			

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)